EXHIBIT 99.1

PRESS RELEASE

Monadnock Bancorp, Inc. 1 Jaffrey Road Peterborough, NH 03458	603.924.9654 www.monadnockbank.com

FOR IMMEDIATE RELEASE

For Additional Information Contact: Karl F. Betz, SVP, CFO & Treasurer (603) 924-9654 kbetz@monadnockbank.com

Monadnock Bancorp, Inc. Announces Third Quarter and YTD Results

Peterborough, New Hampshire - October 10, 2008 - Monadnock Bancorp, Inc. (over-the-counter bulletin board: MNKB), the holding company for Monadnock Community Bank announced net income of $25,000 and $68,000 for the three and nine months ended September 30, 2008, respectively, compared with net income of $35,000 and $89,000 for the three and nine months ended September 30, 2007, respectively. Basic and diluted earnings per share were $0.02 and $0.06 for the three and nine months ended September 30, 2008, respectively, compared with $0.03 and $0.07 for the three and nine months ended September 30, 2007, respectively. Book value per share and tangible book value per share were $7.78 and $7.63, respectively, at September 30, 2008 compared with $7.57 and $7.41, respectively, at September 30, 2007. As of September 30, 2008, the most recent notification from the Office of Thrift Supervision categorized the Bank as "well-capitalized" under the regulatory framework for prompt corrective action.

The decrease in earnings for the three months ended September 30, 2008 compared with the same period a year earlier was primarily attributable to an increase in noninterest expense of $93,000, an increase in the provision for loan losses of $31,000, partially offset by an increase in net interest and dividend income of $84,000, an increase in noninterest income of $14,000 and a decrease in income tax expense of $15,000.

The decrease in earnings for the nine months ended September 30, 2008 compared with the same period a year earlier was primarily attributable to an increase in noninterest expense of $320,000, an increase in the provision for loan losses of $69,000, partially offset by an increase in net interest and dividend income of $241,000, an increase in noninterest income of $110,000 and a decrease in income tax expense of $16,000.

Net interest and dividend income increased $84,000, or 12.7%, to $747,000 for the three months ended September 30, 2008 compared to $663,000 for the three months ended September 30, 2007. This increase reflected a $6,000 increase in interest and dividend income, and a $78,000, or 8.5%, decrease in interest expense. The increase in net interest and dividend income of $84,000 was primarily due to a decrease in the average cost of our interest-bearing liabilities by 73 basis points to 3.42% for the three months ended September 30, 2008 compared to 4.15% for the three months ended September 30, 2007. The interest rate spread was 2.32% for the three months ended September 30, 2008 compared to 2.05% for the three months ended September 30, 2007 and 2.18% for the three months ended June 30, 2008. The increase in the interest rate spread for the three months ended September 30, 2008 compared with the same period a year ago was primarily due to a decrease in the average cost of our interest-bearing liabilities as detailed above partially offset by a decrease of 46 basis points in the average yield of our interest-earning assets to 5.74% for the three months ended September 30, 2008 from 6.20% for the three months ended September 30, 2007. The decrease in our average yields on interest-earning assets as well as the decrease in our average costs on interest-bearing liabilities was primarily due to the Federal Reserve's decision to lower the Federal funds rate by 325 basis points since September 2007. The net interest margin for the three months ended September 30, 2008 was 2.71% compared to 2.61% for the three months ended September 30, 2007 and 2.58% for the three months ended June 30, 2008. During the third quarter of 2008, we were able to improve our net interest margin and interest rate spread compared with the second quarter of 2008 and the third quarter of 2007 primarily due to the favorable repricing of our time certificates to lower rates during the third quarter of 2008.

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Net interest and dividend income increased $241,000, or 12.7%, to $2.1 million for the nine months ended September 30, 2008 compared to $1.9 million for the nine months ended September 30, 2007. This increase reflected a $342,000, or 7.7%, increase in interest and dividend income, and a $101,000, or 4.0%, increase in interest expense. The increase in net interest and dividend income of $342,000 was primarily due to an increase in the average balance of interest-earning assets by $13.9 million, or 14.1% from $98.7 million for the nine months ended September 30, 2007 to $112.6 million for the nine months ended September 30, 2008. The interest rate spread was 2.18% for the nine months ended September 30, 2008 compared to 2.05% for the nine months ended September 30, 2007. The increase in the interest rate spread for the nine months ended September 30, 2008 compared with the same period a year ago was primarily due to a decrease in the average cost of our interest-bearing liabilities by 48 basis points to 3.62% for the nine months ended September 30, 2008 compared to 4.10% for the nine months ended September 30, 2007, partially offset by a decrease of 35 basis points in the average yield of our interest-earning assets to 5.80% for the nine months ended September 30, 2008 from 6.15% for the nine months ended September 30, 2007. The decrease in our average yields on interest-earning assets as well as the decrease in our average cost on interest-bearing liabilities was primarily due to the Federal Reserve's decision to lower the Federal funds rate by 325 basis points since September 2007. The net interest margin for the nine months ended September 30, 2008 was 2.59% compared to 2.62% for the nine months ended September 30, 2007.

The provision for loan losses was $45,000 and $128,000 for the three and nine months ended September 30, 2008, respectively, compared with $14,000 and $59,000 for the three and nine months ended September 30, 2007, respectively. The increase in the provision for loan losses was primarily due to an increase in the level of net charge-offs to $24,000 and $116,000 for the three and nine months ended September 30, 2008, respectively, compared with $5,000 and $11,000 for the three and nine months ended September 30, 2007. In addition, the increase in the provision was necessary due to additional weakness in our evaluation of a commercial loan for a retail sporting goods establishment for the third quarter of 2008 which was partially offset by the classification of certain loans into more favorable risk ratings during 2008 due to the seasoning of real estate owner occupied first mortgage loans. The allowance for loan losses as of September 30, 2008 was maintained at a level that represents management's best estimate of losses inherent in the loan portfolio. Although we believe that we have established the allowance for loan losses at levels to absorb probable and estimable losses, future additions or deductions may be necessary if economic or other conditions in the future differ from the current environment.

Noninterest income increased $14,000, or 22.2%, to $77,000 for the three months ended September 30, 2008 from $63,000 for the three months ended September 30, 2007. The increase was primarily attributable to an increase in service charges on deposits of $7,000 as well as an increase in income related to debit, credit and ATM transactions.

Noninterest income increased $110,000, or 50.2%, to $329,000 for the nine months ended September 30, 2008 from $219,000 for the nine months ended September 30, 2007. The increase was primarily attributable to net gains on sales of available-for-sale securities of $96,000 for the nine months ended September 30, 2008 compared with $16,000 of such sales for the nine months ended September 30, 2007, an increase in income related to debit, credit and ATM transactions as well as an increase in net servicing income for the nine months ended September 30, 2008 compared with the nine months ended September 30, 2007.

Noninterest expense increased $93,000, or 14.3% to $742,000 for the three months ended September 30, 2008 compared with $649,000 for the three months ended September 30, 2007. Salaries and employee benefits expense increased $35,000 from $349,000 for the three months ended September 30, 2007 to $384,000 for the three months ended September 30, 2008. The increase in salaries and employee benefits expense related to salary increases, an increase in benefit costs for medical coverage as well as an increase in ESOP costs, partially offset by an increase in the deferrals of loan origination costs. Other increases in noninterest expense related to an increase of $51,000 in other expenses. The increase in other expenses was related to higher Federal Deposit Insurance Corporation assessment premiums in 2008 compared with 2007, $17,000 of additional expense related to the maintenance of the Bank's other real estate owned property as well as additional ongoing expenses related to the Rewards Checking product. On October 7, 2008, the Board of Directors of the Federal Deposit Insurance Corporation proposed a restoration plan which would raise the assessment rate schedule uniformly by seven basis points (annualized) beginning January 1, 2009. The Bank may also be subject to additional assessments since the Bank's Federal Home Loan Bank advances exceed 15% of domestic deposits. The increase in Federal Deposit Insurance Corporation assessments may have a negative effect on the Bank's earnings for 2009.

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Noninterest expense increased $320,000, or 16.9% to $2.2 million for the nine months ended September 30, 2008 compared with $1.9 million for the nine months ended September 30, 2007. Salaries and employee benefits expense increased $120,000 from $1.0 million for the nine months ended September 30, 2007 to $1.1 million for the nine months ended September 30, 2008. The increase in salaries and employee benefits expense related to an increase in staffing for the commercial lending area, salary increases, an increase in benefit costs for medical coverage, increases related to stock benefit plans for executives and employees, partially offset by an increase in the deferrals of loan origination costs. Other increases in noninterest expense related to an increase of $100,000 in other expenses, a $44,000 increase in data processing costs and a $43,000 increase in marketing expense. The increase in other expenses related to higher Federal Deposit Insurance Corporation assessment premiums in 2008 compared with 2007, $17,000 of additional expense related to the maintenance of the Bank's other real estate owned property, additional ongoing expenses related to the Rewards Checking product as well as increased expenses for Directors related to fees and stock benefit plans. The increase in marketing expense related to costs associated with our Rewards Checking product which was introduced in the fourth quarter of 2007, the promotion of a new service for our customers known as Identity Theft 911 as well as other marketing initiatives aimed at increasing our loan portfolio and core deposits. The increase in data processing costs related to increased service bureau costs as well as computer related costs due to internal controls compliance under Sarbanes-Oxley and other technical support costs.

Total assets increased $5.6 million, or 5.3%, to $110.8 million at September 30, 2008 compared with $105.2 million at December 31, 2007. Our net loan portfolio grew by $5.7 million, or 8.9%, to $69.7 million at September 30, 2008 from $64.0 million at December 31, 2007. Loan growth during the nine months ended September 30, 2008 was primarily concentrated in commercial, commercial real estate and one- to four-family residential loans which grew $3.3 million, $1.2 million and $1.2 million, respectively. Other significant loan increases for the nine months ended September 30, 2008 were in consumer loans of $805,000 and home equity loans of $366,000 which was partially offset by a decrease in construction and land development loans of $592,000 and multifamily real estate loans of $507,000. Total deposits decreased $6.2 million to $58.6 million at September 30, 2008 from $64.8 million at December 31, 2007. Interest-bearing deposits decreased $6.0 million to $53.5 million at September 30, 2008 from $59.5 million at December 31, 2007, while noninterest-bearing deposits decreased $191,000 during the nine months ended September 30, 2008. The decrease in interest-bearing deposits was primarily due to a decrease in time certificates of $10.6 million, partially offset by an increase in NOW accounts of $4.6 million. The decrease in time certificates was due to a $3.9 million decrease in time certificates over $100,000 as well as customers transferring these deposits to other deposit products and interest rate sensitive customers leaving due to competitive rates being offered elsewhere. Overall, deposit accounts $100,000 or greater decreased $5.9 million during the nine months of 2008 to $12.7 million as customers transferred deposits to other financial institutions to ensure their deposits were FDIC insured as a result of the recent financial crisis. The increase in NOW accounts during the first nine months of 2008 was due to the implementation of our Rewards Checking account product in the fourth quarter of 2007. Rewards Checking accounts increased $5.8 million during the first nine months of 2008 and totaled $9.2 million at September 30, 2008. Federal Home Loan Bank advances increased $11.8 million to $42.3 million at September 30, 2008 from $30.5 million at December 31, 2007. The increase in FHLB advances was used primarily to purchase net investment securities totaling $10.5 million during the first quarter of 2008.

Total nonperforming assets increased $715,000 to $985,000 or 0.89% of total assets at September 30, 2008 compared with $270,000 or 0.26% of total assets at December 31, 2007. The increase in nonperforming assets was primarily attributable to the following: 1) a commercial loan relationship secured by an inn for $474,000 which was transferred to other real estate owned at the end of the second quarter of 2008 and 2) a commercial loan relationship secured by a convenience store and gas station being placed on nonperforming status at the end of the third quarter of 2008.

President and Chief Executive Officer William M. Pierce, Jr. said, "We are pleased to report solid growth in our loan portfolio, Rewards Checking product as well as an increase in the book value and tangible book value per share. We are striving to continue to maintain good asset quality and are diligently working to resolve any nonperforming assets. We will continue to focus on the strategic objectives of maintaining a community focus in the areas we serve, providing a high quality of service to our customers and diligently working to improve our franchise and shareholder value." For additional information visit www.monadnockbank.com.

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FORWARD-LOOKING STATEMENTS:

Statements contained in this news release that are not historical facts may constitute "forward-looking statements" (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act Of 1995, and is including this statement for purposes of invoking these safe harbor provisions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on our operations include, but are not limited to, changes in interest rates, general economic conditions, economic conditions in the state of New Hampshire and Massachusetts, legislative and regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, fiscal policies of the New Hampshire and Massachusetts State Government, the quality or composition of our loan or investment portfolios, demand for loan products, competition for and the availability of loans that we purchase for our portfolio, deposit flows, competition, demand for financial services in our market areas and accounting principles and guidelines, acquisitions and the integration of acquired businesses, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

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